Exhibit 99.1

FOR IMMEDIATE RELEASE                       Contact: David M. Findlay
                                                     Executive Vice President-
                                                     Administration and
                                                     Chief Financial Officer
                                                     (574) 267-9197


                          INCOME AND LOAN GROWTH SET
                         RECORDS AT LAKELAND FINANCIAL
             Third Quarter Performance and Cash Dividend Announced

     Warsaw, Indiana (October 17, 2005) - Lakeland Financial Corporation (Nasdaq/LKFN), parent company of Lake City Bank, today reported record quarterly net income of $4.5 million for the third quarter of 2005. Net income increased 14% over the $4.0 million reported for the third quarter in 2004. Diluted net income per common share for the quarter was $0.73 versus $0.65 for the comparable period of 2004. Net income for the nine months ended September 30, 2005 was a record $13.0 million, an increase of 20%, versus $10.8 million for the nine months ended September 30, 2004. Diluted net income per common share was $2.11 for the nine months ended September 30, 2005, versus $1.78 for the nine months ended September 30, 2004.

     Michael L. Kubacki, Chairman, President and Chief Executive Officer, commented, "Lake City Bank has established record income performance in every quarter of 2005. This has been accomplished through outstanding loan growth and strong revenue generation across the organization. As demonstrated by our further market penetration in every region, our reputation as the bank for business in Northern Indiana continues to grow."

     Kubacki continued, "Since the end of 2004, total loans have grown by $142 million, or 14%, with $51 million of that growth occurring in the third quarter. With a quarter still to go, we have already experienced more loan growth in 2005 than in any other year in our history. "

     Kubacki added, "The Lake City Bank team continues to leverage our operations through strong revenue growth and disciplined expense management. Our efficiency ratio of 56% for the nine months represents an all-time low and a gratifying reduction from 62% for the same period in 2004." Noninterest expense increased only 2.6% for the year-to-date period versus the comparable period in 2004, while total revenues increased 12% year-over-year.

     The Company also announced that the Board of Directors approved a cash dividend for the third quarter of $0.23 per share, payable on October 25, 2005 to shareholders of record on October 10, 2005. The quarterly dividend represents a 10% increase over the quarterly dividend of $0.21 paid in 2004.

     Average total loans for the third quarter of 2005 were $1.116 billion versus $1.061 billion during the second quarter of 2005, a linked-quarter increase of 5%. Total loans as of September 30, 2005 were $1.145 billion, an increase of $51.3 million, versus $1.094 billion as of June 30, 2005. Total loans as of September 30, 2004 were $953 million.

     Lakeland Financial's allowance for loan losses as of September 30, 2005 was $12.2 million, compared to $11.7 million as of June 30, 2005 and $10.7 million as of September 30, 2004. Non-performing assets totaled $7.8 million as of September 30, 2005 versus $9.2 million as of June 30, 2005 and $10.9 million on September 30, 2004. The ratio of non-performing assets to loans was 0.68% on September 30, 2005 compared to 0.84% at June 30, 2005 and 1.14% at September 30, 2004. Net charge offs totaled $159,000 in the third quarter of 2005 versus $54,000 during the second quarter of 2005 and $52,000 in the third quarter of 2004.

     For the three months ended September 30, 2005, Lakeland Financial's average equity to average assets ratio was 7.21% compared to 7.27% for the second quarter of 2005 and 7.28% for the third quarter of 2004. Average stockholders' equity for the quarter ended September 30, 2005 was $110.1 million versus $106.6 million for the second quarter of 2005 and $97.5 million for the third quarter of 2004. Average total deposits were $1.193 billion for the third quarter of 2005 versus $1.130 billion for the second quarter of 2005 and $1.022 billion for the third quarter of 2004.

     Lakeland Financial Corporation is a $1.6 billion bank holding company headquartered in Warsaw, Indiana. Lake City Bank serves Northern Indiana with 43 branches located in the following Indiana counties: Kosciusko, Elkhart, Allen, St. Joseph, DeKalb, Fulton, Huntington, LaGrange, Marshall, Noble, Pulaski and Whitley.

     Lakeland Financial Corporation may be accessed on its home page at www.lakecitybank.com. The Company's common stock is traded on the Nasdaq Stock Market under "LKFN". Market makers in Lakeland Financial Corporation common shares include Citigroup Global Market Holdings, Inc., E*Trade Capital Markets LLC, FTN Financial Securities Corp., Goldman Sachs & Company, Hill, Thompson, Magid & Co., Howe Barnes Investments, Inc., Keefe, Bruyette & Woods, Inc., Knight Equity Markets, L.P., Lehman Brothers Inc., Morgan Stanley & Co., Inc., Stifel Nicolaus & Company, Inc., Susquehanna Capital Group, UBS Capital Markets L.P., and UBS Securities LLC.

     This document contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "may," "will," "would," "could," "should" or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

     A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist attacks, acts of war or threats thereof and the response of the United States to any such attacks and threats; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company's general business; (iv) changes in interest rates and prepayment rates of the Company's assets; (v) increased competition in the financial services sector and the inability to attract new customers;
(vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees;
(viii) changes in consumer spending;  (ix) unexpected results of acquisitions;
(x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.


                                                  LAKELAND FINANCIAL CORPORATION
                                              THIRD QUARTER 2005 FINANCIAL HIGHLIGHTS
                                (Unaudited - Dollars in thousands except Share and Per Share Data)

                                                                        Three Months Ended                Nine Months Ended
                                                            ---------------------------------------   -------------------------
                                                              Sep. 30,      Jun. 30,     Sep. 30,       Sep. 30,     Sep. 30,
                                                                2005          2005         2004           2005         2004
                                                            -----------    ----------  ------------   -----------  ------------
END OF PERIOD BALANCES
  Assets                                                    $ 1,557,713   $ 1,538,615   $ 1,349,534   $ 1,557,713   $ 1,349,534
  Deposits                                                    1,250,970     1,125,872     1,043,513     1,250,970     1,043,513
  Loans                                                       1,145,366     1,094,048       952,671     1,145,366       952,671
  Allowance for Loan Losses                                      12,233        11,724        10,741        12,233        10,741
  Common Stockholders' Equity                                   110,471       108,456        98,737       110,471        98,737

AVERAGE BALANCES
Assets
  Total Assets                                              $ 1,525,945   $ 1,466,900   $ 1,338,968   $ 1,470,119   $ 1,314,524
  Earning Assets                                              1,413,814     1,354,199     1,229,356     1,358,108     1,206,493
  Investments                                                   287,968       286,638       279,907       286,866       280,704
  Loans                                                       1,115,866     1,061,289       939,914     1,062,643       916,228
Liabilities and Stockholders' Equity
  Total Deposits                                              1,192,656     1,129,776     1,022,216     1,144,299     1,002,702
  Interest Bearing Deposits                                     975,661       906,288       809,971       925,373       800,209
  Interest Bearing Liabilities                                1,188,964     1,127,307     1,020,926     1,134,712     1,008,805
  Common Stockholders' Equity                                   110,060       106,600        97,490       106,785        95,081

INCOME STATEMENT DATA
  Net Interest Income                                       $    12,534   $    12,504   $    10,586   $    36,889   $    31,300
  Net Interest Income-Fully Tax Equivalent                       12,832        12,804        11,224        37,780        32,595
  Provision for Loan Losses                                         659           662           150         1,779           648
  Noninterest Income                                              4,380         4,218         4,759        12,717        12,837
  Noninterest Expense                                             9,355         9,298         9,201        28,016        27,304
  Net Income                                                      4,522         4,404         3,951        12,981        10,797

PER SHARE DATA
  Basic Net Income Per Common Share                         $      0.76   $      0.74   $      0.67   $      2.18   $      1.84
  Diluted Net Income Per Common Share                              0.73          0.72          0.65          2.11          1.78
  Cash Dividends Per Common Share                                  0.23          0.23          0.21          0.69          0.63
  Book Value Per Common Share (equity per share issued)           18.46         18.17         16.80         18.46         16.80
  Market Value - High                                             43.88         40.75         34.46         43.88         38.05
  Market Value - Low                                              38.60         35.00         30.74         35.00         28.31
  Basic Weighted Average Common Shares Outstanding            5,978,865     5,953,831     5,874,981     5,956,507     5,859,191
  Diluted Weighted Average Common Shares Outstanding          6,154,777     6,129,603     6,058,608     6,139,587     6,053,125

KEY RATIOS
  Return on Average Assets                                         1.18 %        1.20 %        1.17 %        1.18 %        1.10 %
  Return on Average Common Stockholders' Equity                   16.30         16.57         16.12         16.25         15.17
  Efficiency  (Noninterest Expense / Net Interest Income
      plus Noninterest Income)                                    55.31         55.60         59.96         56.48         61.86
  Average Equity to Average Assets                                 7.21          7.27          7.28          7.26          7.23
  Net Interest Margin                                              3.59          3.78          3.60          3.72          3.57
  Net Charge Offs to Average Loans                                 0.05          0.02          0.02          0.04          0.02
  Loan Loss Reserve to Loans                                       1.07          1.07          1.13          1.07          1.13
  Nonperforming Assets to Loans                                    0.68          0.84          1.14          0.68          1.14
  Tier 1 Leverage                                                  8.96          9.19          9.24          8.96          9.24
  Tier 1 Risk-Based Capital                                       10.93         11.02         11.72         10.93         11.72
  Total Capital                                                   11.91         11.99         12.74         11.91         12.74

ASSET QUALITY
  Loans Past Due 90 Days or More                            $       218   $     2,542   $     2,821   $       218   $     2,821
  Non-accrual Loans                                               7,600         6,665         7,779         7,600         7,779
  Net Charge Offs                                                   159            54            52           299           141
  Other Real Estate Owned                                             0             0           277             0           277
  Other Nonperforming Assets                                         12            15            28            12            28
  Total Nonperforming Assets                                      7,830         9,221        10,905         7,830        10,905

                                          LAKELAND FINANCIAL CORPORATION
                                            CONSOLIDATED BALANCE SHEETS
                                  As of September 30, 2005 and December 31, 2004
                                                  (in thousands)
                                                                                   September 30,   December 31,
                                                                                        2005           2004
                                                                                    ------------   ------------
                                                                                     (Unaudited)
ASSETS
Cash and due from banks                                                             $     56,361   $     81,144
Short-term investments                                                                     6,082         22,714
                                                                                    ------------   ------------
     Total cash and cash equivalents                                                      62,443        103,858

Securities available-for-sale (carried at fair value)                                    289,198        286,582

Real estate mortgages held-for-sale                                                        3,478          2,991
Loans:
  Total loans                                                                          1,145,366      1,003,219
  Less: Allowance for loan losses                                                         12,233         10,754
                                                                                    ------------   ------------
     Net loans                                                                         1,133,133        992,465

Land, premises and equipment, net                                                         24,820         25,057
Bank owned life insurance                                                                 17,521         16,896
Accrued income receivable                                                                  6,503          5,765
Goodwill                                                                                   4,970          4,970
Other intangible assets                                                                    1,087          1,245
Other assets                                                                              14,560         13,293
                                                                                    ------------   ------------
     Total assets                                                                   $  1,557,713   $  1,453,122
                                                                                    ============   ============
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Noninterest bearing deposits                                                        $    228,242   $    237,261
Interest bearing deposits                                                              1,022,728        878,138
                                                                                    ------------   ------------
     Total deposits                                                                    1,250,970      1,115,399

Short-term borrowings:
  Federal funds purchased                                                                  2,600         20,000
  Securities sold under agreements
    to repurchase                                                                         70,626         88,057
  U.S. Treasury demand notes                                                               1,428          2,593
  Other borrowings                                                                        70,000         75,000
                                                                                    ------------   ------------
     Total short-term borrowings                                                         144,654        185,650

Accrued expenses payable                                                                   8,797          7,445
Other liabilities                                                                          1,847          1,889
Long-term borrowings                                                                      10,046         10,046
Subordinated debentures                                                                   30,928         30,928
                                                                                    ------------   ------------
     Total liabilities                                                                 1,447,242      1,351,357

STOCKHOLDERS' EQUITY
Common stock: No par value, 90,000,000 shares authorized,
  5,985,354 shares issued and 5,946,864 outstanding as of
  September 30 2005, and 5,915,854 shares issued and 5,881,283
  outstanding at December 31, 2004                                                         1,453          1,453
Additional paid-in capital                                                                14,259         12,463
Retained earnings                                                                         98,729         89,864
Accumulated other comprehensive income/(loss)                                             (3,060)        (1,267)
Treasury stock, at cost                                                                     (910)          (748)
                                                                                    ------------   ------------
     Total stockholders' equity                                                          110,471        101,765
                                                                                    ------------   ------------
     Total liabilities and stockholders' equity                                     $  1,557,713   $  1,453,122
                                                                                    ============   ============

                                          LAKELAND FINANCIAL CORPORATION
                                         CONSOLIDATED STATEMENTS OF INCOME
                      For the Three Months and Nine Months Ended September 30, 2005 and 2004
                                       (in thousands except for share data)
                                                    (Unaudited)
                                                        Three Months Ended               Nine Months Ended
                                                           September 30,                   September 30,
                                                    ---------------------------     ---------------------------
                                                        2005           2004             2005           2004
                                                    ------------   ------------     ------------   ------------
NET INTEREST INCOME
----------------------------
Interest and fees on loans:
  Taxable                                           $     17,894   $     12,124     $     48,561   $     35,255
  Tax exempt                                                  47             67              132            206
Interest and dividends on securities:
  Taxable                                                  2,313          1,971            6,949          6,018
  Tax exempt                                                 585            585            1,759          1,757
Short-term investments                                        83             33              184             82
                                                    ------------   ------------     ------------   ------------
   Total interest and dividend income                     20,922         14,780           57,585         43,318

Interest on deposits                                       6,609          3,249           16,139          9,381
Interest on short-term borrowings                          1,207            517            2,950          1,215
Interest on long-term borrowings                             572            428            1,607          1,422
                                                    ------------   ------------     ------------   ------------
   Total interest expense                                  8,388          4,194           20,696         12,018
                                                    ------------   ------------     ------------   ------------
NET INTEREST INCOME                                       12,534         10,586           36,889         31,300
-------------------
Provision for loan losses                                    659            150            1,779            648
                                                    ------------   ------------     ------------   ------------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                                 11,875         10,436           35,110         30,652
-------------------------                           ------------   ------------     ------------   ------------

NONINTEREST INCOME
------------------
Trust and brokerage fees                                     742            800            2,261          2,319
Service charges on deposit accounts                        1,860          1,840            5,112          5,194
Loan, insurance and service fees                             440            749            1,333          1,706
Merchant card fee income                                     692            576            1,857          1,657
Other income                                                 371            363            1,428          1,237
Net gains on sale of real
estate mortgages held for sale                               275            431              726            724
                                                    ------------   ------------     ------------   ------------
   Total noninterest income                                4,380          4,759           12,717         12,837

NONINTEREST EXPENSE
-------------------
Salaries and employee benefits                             5,051          4,921           15,224         14,705
Net occupancy expense                                        728            634            2,059          1,802
Equipment costs                                              468            569            1,476          1,532
Data processing fees and supplies                            586            656            1,715          1,901
Credit card interchange                                      442            404            1,158          1,037
Other expense                                              2,080          2,017            6,384          6,327
                                                    ------------   ------------     ------------   ------------
   Total noninterest expense                               9,355          9,201           28,016         27,304

INCOME BEFORE INCOME TAX EXPENSE                           6,900          5,994           19,811         16,185
--------------------------------
Income tax expense                                         2,378          2,043            6,830          5,388
                                                    ------------   ------------     ------------   ------------
NET INCOME                                          $      4,522   $      3,951     $     12,981   $     10,797
----------                                          ============   ============     ============   ============
BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING       5,978,865      5,874,981        5,956,507      5,859,191
BASIC EARNINGS PER COMMON SHARE                     $       0.76   $       0.67     $       2.18   $       1.84
-------------------------------                     ============   ============     ============   ============
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING     6,154,777      6,058,608        6,139,587      6,053,125
DILUTED EARNINGS PER COMMON SHARE                   $       0.73   $       0.65     $       2.11   $       1.78
---------------------------------                   ============   ============     ============   ============